Calculation of Filing Fee Tables
S-3
Eaton Corp plc
Table 1: Newly Registered and Carry Forward Securities
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Debt	Debt Securities	457(r)				0.0001476
Fees to be Paid	2	Other	Guarantees of Debt Securities	Other				0.0001476	$ 0.00
Fees to be Paid	3	Equity	Preference Shares	457(r)				0.0001476
Fees to be Paid	4	Equity	Ordinary Shares, par value $0.01 per share	457(r)				0.0001476
Fees to be Paid	5	Other	Depositary Shares	457(r)				0.0001476
Fees to be Paid	6	Other	Warrants	457(r)				0.0001476
Fees to be Paid	7	Other	Units	457(r)				0.0001476
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

[2]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (4) The debt securities may be guaranteed by one or more of the registrants. In accordance with Rule 457(n), no registration fee is payable with respect to such guarantees.

[3]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

[4]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

[5]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (5) Each depositary share will be issued under a deposit agreement, will represent an interest in a fraction or multiple of a share of a particular class or series of preference shares registered hereunder and will be evidenced by a depositary receipt.

[6]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.

[7]	(1) Any securities registered hereunder may be offered and sold separately or together with other securities registered hereunder. (2) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrant will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (3) An indeterminate aggregate offering price or number of securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. (6) Each unit will be issued under a unit agreement or indenture and will represent an interest in two or more of the debt securities (including any applicable guarantees), preference shares, ordinary shares, depositary shares and warrants, which may or may not be separable from one another.